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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 13, 2004

                        INTERNET SECURITY SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                    0-23655
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                            (COMMISSION FILE NUMBER)

                                   58-2362189
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                      (IRS EMPLOYER IDENTIFICATION NUMBER)

                   6303 BARFIELD ROAD, ATLANTA, GEORGIA 30328
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (404) 236-2600

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 12. Results of Operations and Financial Condition

On January 13, 2004, Internet Security Systems, Inc. (the "Company") issued a press release announcing that it would release on January 28, 2004 its financial results for the quarter and year ended December 31, 2003 and updating its Business Outlook for the quarter ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: January 13, 2004.


                                        INTERNET SECURITY SYSTEMS, INC.

                                        By: /s/ Richard Macchia
                                           ------------------------------------
                                           Richard Macchia
                                           Chief Financial Officer


                                 EXHIBIT INDEX

Exhibit Number and Description

99.1 Press Release issued January 13, 2004